

energy recovery™

Investor Day

Mandarin Oriental, New York
December 8, 2014

FLUID

Forward Looking Statement

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

Today's Presenters

Tom Rooney	President and CEO
Joel Gay	Chief Financial Officer
Ron Gusek	Vice President, Technology Liberty Oilfield Services


Tom Rooney
President and CEO, Energy Recovery

Today's Agenda

9:30 – 10:00 AM	Introduction
10:00 – 11:30 AM	Introducing VorTeq
11:30 – 12:30 PM	Growth and Existing Markets
12:30 – 1:30 PM	Lunch Break
1:30 – 2:30 PM	Q&A

Corporate Overview

- NASDAQ: ERII
- Market Cap $250M
- IPO in 2008
- Headquartered in San Leandro, CA
- 125+ employees
- Global presence
- Strong Balance Sheet – ($38M* Cash, No debt)

- As of September 30, 2014 includes cash and cash equivalents

Our First Disruptive Technology - Desalination

The "PX Pressure Exchanger"

- 15,000 PX Devices Installed Worldwide
- 3-Month Payback
- 25-year Life with No Maintenance
- 90% Market Share Globally
- 65%+ Gross Margins




energy recovery

"So disruptive, it's almost too good to be true."

2011: The Dawn of a New ERI

Three - Prong Strategy

Cut Costs	Regain Market Share	Diversify
Gross Margins 2011: 28% 2013: 60%	Market Share 2011: 50% 2013: 90%	*Underway*


THE DAWN OF
A NEW ERI
ERI

Diversification

- Why?
  - Desalination Market is Small and Lumpy

- How?
  - Ignited a Dormant Innovation Engine

    A Culture of Innovation (Video)

Investing in Innovation Leads to Explosive IP



Number of patent applications filed
50
40
30
20
10
0
1997
2005
2014

Diversification

- Why?
  - Desalination Market is Small and Lumpy
- How?
  - Ignited a Dormant Innovation Engine
- Where?
  - Large Markets with Strong Value Propositions

$5 Billion+ New Addressable Markets

Desal
$50M

Gas Processing
$627M

Pipelines
$1.05B

Fracking
$1.4B

Ammonia
$1.43B

Urea
$399M

Annual Recurring TAM ~ $4B



The Fracking Opportunity

"To a remarkable extent, this once-obscure oil-field technique defines the nation's economic and environmental future."

Russell Gold,
Energy Reporter,
Wall Street Journal, author of "The Boom"

What is Fracking?

The Most Important Geo-political Shift of the Modern Era

The Core of a Global Mega-trend: Shale Revolution

Large Market

$50+ Billion Global Annual Market*

Substantial Assets

$20+ Billion in Pumping Assets

High Growth Market

Double-digit Market CAGR

*Source: Pac West Consulting Partners


What is Fracking?
Sand
Water
Pressure
1-2 Miles Deep
3D Geo-seismic Imaging
Locate Rock Formations
Horizontal
Directional Drilling
Create Wellbore
Hydraulic Fracturing
Create Cracks in
Rock Formations
1-2 Miles Wide



Pain Point

Pump Failures are the #1 Operational Challenge Faced by the Industry

Abrasive and Highly Viscous Frac Fluid

- High Pump Maintenance Costs
- Sporadic and Excessive Downtime (Pump Failures)
- High Levels of Redundancy (Mitigate Pump Failures)

The Mechanical Equivalent of Adding Sand to Your Car's Engine

VorTeq

PURE GRIT

Our Solution

VorTeq
PURE GRIT


VorTeq

Possibly the Most Disruptive Product Ever Developed by Energy Recovery

Our Solution

Introducing the VorTeq: "This Changes Everything"

- Designed to Isolate and Save Frac Pumps
- VorTeq Addresses Pump Failure at Fracking Sites
- VorTeq Re-routes Hostile Frac Fluid Away From Critical and Costly Pumps
- VorTeq Will Revolutionize the Fracking Pump Paradigm

Our Solution: Hydraulic Fracturing Without VorTeq


SAND TANK
WATER TANK
CHEMICAL TANK
HIGH PRESSURE
PUMP FLEET
MISSILE
DOWNHOLE
BLENDER
HIGH PRESSURE
PUMP FLEET

*High Pressure Pumps on Trucks Exposed to Sand

Our Solution: Hydraulic Fracturing with the VorTeq



WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

Value Proposition: Value Creation



1
2
3
Reduced Maintenance Costs
Decreased Pump Redundancy/ Lower CAPEX
Pumping Paradigm Shift

Value Proposition: Reduced Maintenance Cost


Status-Quo
VorTeq Optimized
Pump Maintenance
$4.1M
Cost Savings
$1M
VorTeq Rental
$1.6M
Pump
Maintenance
$1.5M

Fleet Impact Per Year

(Based on 2,000 pumping hours p/yr)

Approximately

850

Fleets Globally

Saving the Fracking Industry

$850

Million p/Yr

Value Proposition: Improved Life Expectancies from the VorTeq

Life Expectancy Guide*

Status Quo			VorTeq Optimized	
	Component	Hours	Multiple	Hours
	Valve	49	3.0x	148
	Seat	54	**3.0x**	**161**
	WS Packing	86	**3.0x**	**258**
	Plunger	194	3.0x	581
	Fluid End	581	**2.0x**	**1,162**

*Source: Pac West Consulting Partners   Value →

Value Proposition: Redundancy

2

Decreased Pump Redundancy / Lower CAPEX

Avg # of Redundant Pumps p/fleet: **4**

Avg. Cost p/Pump: **$1.5M**

Eliminate Future CAPEX and Maintenance:
$3M

Eliminate Opportunity Cost of Idle Capacity:
$10 – 14M p/Yr
Revenue Generation

Pumpers will be able to decrease redundancy by at least 50%

Value Proposition: Paradigm Shift

Status Quo: 12-20

Migrate to a More Efficient and Cost Effective Pumping Model

VorTeq

VorTeq Optimized

3-4 Centrifugal Pumps with Gas Turbines



VORTEQ IS THE GATEWAY TECHNOLOGY TO A NEW PUMPING MODEL

Alleviates Pumping Constraints Faced by Completions Engineers

Proppant Loading

Frac Chemistry

Volume and Flow Rates

Market Opportunity: TAM Derivation

Revenue Model		Fleet Count [1]		TAM	
Procurement Vehicle	Operating lease	US	531	US	849,600,000
VorTeq Missiles p/Fleet	1	Canada	112	Canada	179,200,000
VortTeq Rental Rate p/Yr	**$1,600,000**	ROW	214	ROW	342,400,000
		Global	**857**	**Global**	**$1,371,200,000**

Market Growth: US >10%, International >20%

*Source: Pac West Consulting Partners

N. America Market Segmentation[1]

Market by Basin[2]

Basin	Pressure	TAM
Permian	9,000	$227,166,187
Eagle Ford (incl. Woodbine)	10,000	$205,875,046
Anadarko Woodford	10,000	$121,914,919
Haynesville (incl. Brown Dense)	12,000	$83,454,509
Marcellus	8,000	$66,544,401
Bakken	7,000	$43,893,523
Uinta	8,000	$27,449,643
Barnett	8,000	$18,852,411
DJ Basin	8,000	$15,677,585
Utica	9,000	$8,837,419
Granite Wash	9,000	$8,169,679
Piceance	8,000	$5,184,046
Green River	8,000	$5,067,977
Other Anadarko	7,000	$4,544,030
Other US	8,000	$2,856,929
Fayetteville	7,000	$2,379,007
Cleveland/Tonkawa	7,000	$1,732,689
US TAM		**$849,600,000**
Canada		**$179,200,000**
North America TAM		**$1,028,800,000**

Strategically Targeting the Harshest Operating Conditions

- High Pressure
- Slick Water & Hybrid Chemistry
- High Capacity Utilization

1) TAM assumes price discrimination based on EVC target of $1M & 2000 pumping hours p/annum

2) Basin data source: Pac West Consulting Partners

Timeline: VorTeq Evolution



$2.5M
Test Loop
Installation
VorTeq
Gen-1
Fabricated
VorTeq
Gen-3
Fabricated
Aug 2013
Feb
2014
July 2014
Dec
2014
Q1 2015
Q4 2015
Q4 2015
Q1 2016
Original
VorTeq
Concept
Invented
Liberty
Oilfield
Services
Agreement
VorTeq
Gen-2
Fabricated
Field Service
Facility
Planning
Development
Field Testing
Commercialization

The VorTeq Transformation:
Manufacturer to Oilfield Services Provider

VorTeq Evolution

Operating Model
Oilfield Service Provider

Procurement Vehicle
Operating Lease

Supply Chain
Phased In-sourcing

Logistics
Basin-specific Service Facilities

Strategic Partner

Liberty – The Right Partner for ERI

- Nimble
- Iconic Leadership
- Known Innovator
- Collaborative with ERI
- Respected
- Well Capitalized
- Pumper and E&P

Conclusion

- Pain Point of Pump Failures is a Multi-billion Dollar Problem
- A Powerful, Multi-dimensional and Multi-billion Dollar Value Proposition to the Industry
- Massive Market Opportunity for ERI
- Moving Rapidly: Field Validation to Commercialization
- The Right Partner in Liberty
- Inevitable Market Adoption

VorTeq

PURE GRIT



Growth Markets

O&G: Gas Processing

$5 Billion+ New Addressable Markets

Desal
$50M

Gas Processing
$627M

Pipelines
$1.05B

Fracking
$1.4B

Ammonia
$1.43B

Urea
$399M

Annual Recurring TAM ~ $4B

Oil & Gas Market: Gas Processing Eco-System



Refinery
Crude Oil
Gathering Station
Raw Gas
Gas Processing
Sweet Gas
Pipeline Gas 2% CO2
0% CO2
Residential & Commercial
Electric Power generation
Industrial (Syngas)
Gasification (Syngas)
Ammonia
Methanol
Hydrogen
SynFuel
Urea
Chemicals for Fertilizers
(Nitric Acid, Phosphoric Acid, Sulfuric Acid…)

The Current Amine Process


SWEET GAS
ACID GAS
LEAN AMINE
CONTACTOR
REGENERATOR
HIGH PRESSURE PUMP
SOUR GAS
RICH AMINE
~1200 PSI
~50 PSI
FLASH TANK
LEVEL CONTROL VALVE
HEAT EXCHANGER

Pain Points

Downtime is Costly ($2.5M/day)

Excessive Redundancy & Maintenance

High Energy Consumption

Common Denominator: Pumps

Our Solution: IsoBoost System

Without IsoBoost

With IsoBoost


Sweet gas
Lean amine
Contactor
High pressure pump
High pressure pump
Sour gas
Rich amine
Letdown valve
Heat exchanger
To regenerator
From regenerator
Sweet gas
Lean amine
Contactor
Reduced size
high pressure pump
Sour gas
IsoBoost™
System
Rich amine
Heat exchanger
To regenerator
From regenerator

Our Solution: IsoBoost System

- **Increased Uptime**
- **Reduces Maintenance**
- **Reduces Energy Consumption**


energy recovery

Our Initial Value Proposition: Energy Savings Alone

A Strong Value Proposition...

Selling Price:
$3M

Annual Energy Savings:
$1.5M

Payback
2 Years

Initial value found from just energy savings

Strong Customer Interest

ENERGY TRANSFER

SINOPEC

Saudi Aramco

PEMEX

$100M Sales Pipeline

ConocoPhillips Canada

"The *energy savings* Sinopec would realize by using the Energy Recovery system is about 25% of total power consumption. In US dollars, that's around $1 million in annual savings."

- Mr. Zhou Hanlin General Manager Sinopec Songnan Gas Plant, Northeast Oil & Gas Branch

A New “Game Changing” Value Proposition

June 2014
Saudi Aramco
visits Jackalope
Plant, Texas



“This is a game changer.”

November 2014
Partnered with Aramco
on 3rd - Party RAM
(Reliability, Availability,
Maintainability) study




TURBO

White paper findings will be co-presented with Aramco at ASME Turbo Expo 2015

Case study:
Fadhili gas plant
(KSA)



Enhanced Value Proposition

SELLING PRICE:
$3M

Annual Energy Savings:
$1.5M

Payback
2 Years

Case study:
Fadhili Gas Plant
(KSA)

SELLING PRICE:
$3M

27 Extra Runtime Hours Added:
$4.0M
Annual Energy Savings:
$1.5M
Annual Maintenance Savings:
$105,000
Payback
6 Months

4X

"This is a Game Changer."

"The IsoBoost does not affect plant availability. *If anything, it runs better*. You are not using the big engines, or putting so much strain on electrical equipment. We are saving electricity and emission compliance by not using gas engines. Roughly we save 50% of the energy with the turbocharger."

- Odell Gonzalez Plant Manager Energy Transfer
Jackalope Amine Gas Processing Plant

"*Your real value proposition is uptime*. It's game changing."

- One of the world's leading Oil & Gas reliability experts upon visiting the Jackalope Plant, Houston, Texas

Market Opportunity



253
N. America
1395
114
S. America
128
88
Europe
141
89
MEA
189
39
Asia
46
9
India
14
17
China
19
13
Oceania
45

1800 **Amine Gas Plants Worldwide**
Flow Ranges 50 - 10,000 GPM

627+ **Addressable Plants Worldwide,**
Between 400-10,000 GPM = $627M

Market Opportunity: Converting to an Annual TAM

One-Time TAM

GAS PROCESSING MARKET OPPORTUNITY

Region	# Plants	Capacity (MMcf)	Market Size	ASP
North America	253	26,274,632	$198,005,706	$782,631
South America	114	26,954,982	135,068,934	1,184,815
Europe	88	26,863,748	120,094,594	1,364,711
MEA	89	13,330,091	83,155,484	934,331
Asia	39	8,314,123	46,725,316	1,198,085
China	17	2,898,688	16,569,114	974,654
India	14	3,022,896	16,753,280	1,196,663
Oceania	13	1,475,338	[illegible]	[illegible]
Total	**627**	**109,134,499**	**$626,752,784**	**$999,606**

Recurring TAM

Market Growth	62,044
Maintenance Cost	177,964
Replacement Cost	[illegible]
Total	**$368,969**

Sources:

(1) SBC Energy Institute, October 2014,"Introduction To Natural Gas" and Management estimates

(2) Statista and Management estimates

IsoBoost: Laying Foundation and Intensifying Value



2011
2012
2013
2014
2015
2016
2017
Developmental Period
Commence Sales and Marketing
New Value Prop Discovered
Acceleration Based on New Value Prop

Growth Markets

O&G: Pipelines

$5 Billion+ New Addressable Markets

Desal
$50M

Gas Processing
$627M

Pipelines
$1.05B

Fracking
$1.4B

Ammonia
$1.43B

Urea
$399M

Annual Recurring TAM ~ $4B

The Market: Pipelines


Over 2,000 Pipelines Globally
Traversing High Elevations
Wasted Pressure Energy

The Market



Choke Valve
Choke Valve
Choke Valve
LOST ENERGY
LOST ENERGY
LOST ENERGY
Mountains
Pumping station
Terminal or refinery

Vertical Pipelines Must be Depressurized


Pain Point
Wasted Energy

The Solution: IsoGen

Pressure Generating Power



RECOVER LOST ENERGY
ELIMINATE CHOKE VALVES
RECOVER LOST ENERGY
ELIMINATE CHOKE VALVES
Mountains
IsoGen
Mountains
IsoGen
Pumping station
Terminal or refinery

85% Efficiency **Quick Payback** **Flexible**

Market Opportunity


More than
328
Opportunities
Worldwide
Global Market
$1.05B

Market Opportunity



Europe
$198M
Asia
$79M
N.America
$312M
MEA
$157M
China
$17M
India
$31M
Global Market
$1.05B
Oceania
$6M
S.America
$254M

There are Over 328 Opportunities Worldwide

Market Opportunity: Converting to an Annual TAM

One-Time TAM

PIPELINES MARKET OPPORTUNITY

Region	Opportunities	Avg Flow (GPM)	Market Size	ASP
North America	78	4,366	$311,913,135	$3,998,886
South America	67	5,541	253,518,995	3,783,866
MEA	65	8,361	156,887,349	2,413,652
Europe	67	3,483	197,877,491	2,953,395
Asia	22	1,806	79,177,220	3,598,965
India	17	2,087	31,426,760	1,848,633
China	9	5,111	16,915,557	1,879,506
Oceania	3	2,362	6,103,389	2,034,463
Total	**328**	**5,285**	**$1,053,819,896**	**$3,212,866**

Recurring TAM

Market Growth	$ 189,773
Maintenance	439,910
Replacement	305,925
Total	**$ 935,608**

Sources:

(1) SBC Energy Institute, October 2014,"Introduction To Natural Gas" and Management estimates

(2) Statista and Management estimates



Growth Markets

Chemicals: Ammonia

$5 Billion+ New Addressable Markets

Desal
$50M

Gas Processing
$627M

Pipelines
$1.05B

Fracking
$1.4B

Ammonia
$1.43B

Urea
$399M

Annual Recurring TAM ~ $4B

The Market: Ammonia



Refinery
Crude Oil
NGLS
Gathering Station
Raw Gas
Gas Processing
Sweet Gas
Pipeline Gas
2% CO2
0% CO2
Residential & Commercial
Electric Power generation
Industrial (Syngas)
Gasification
(Syngas)
Ammonia
anol
Hydrogen
SynFuel
Urea
Chemicals for Fertilizers
(Nitric Acid, Phosphoric Acid, Sulfuric Acid…)

The Current Ammonia Process



TREATED SYNGAS
CO_2 PRODUCT
LEAN SOLVENT
ABSORBER
HIGH PRESSURE PUMP
REGENERATOR
FEED SYNGAS
RICH SOLVENT
FLASH TANK*
LETDOWN VALVE
HEAT EXCHANGER
* AS APPLICABLE

Pain Points

Downtime is Costly ($2.5M/day)

Excessive Redundancy & Maintenance

High Energy Consumption

Common Denominator: Pumps

Our Solution: IsoBoost



TREATED SYNGAS
LEAN SOLVENT
ABSORBER
FEED SYNGAS
RICH SOLVENT
LESS PUMPING REQUIRED
IsoBoost™ System
FLASH TANK*
HEAT EXCHANGER
CO_2 PRODUCT
REGENERATOR
* AS APPLICABLE

Issues and Technologies are Almost Identical to Sour Gas Processing

Enhanced Value Proposition

SELLING PRICE:
$3M

Annual Energy Savings:
$1.5M

ROI
2 Years

Case study:
Prototypical
Ammonia Plant

SELLING PRICE:
$3M

27 Extra Runtime Hours Added:
$4.0M

Annual Energy Savings:
$1.5M

Annual Maintenance Savings:
$105,000

ROI
6 Months

4X

"This is a Game Changer."

Market Opportunity


Global Market
$1.43B
N.America
$461M
S.America
$224M
Europe
$197M
MEA
$168M
Asia
$110M
China
$133M
India
$115M
Oceania
$21M

There are Over 735 Addressable Plants Worldwide

Market Opportunity- Converting to an Annual TAM

One-Time TAM

AMMONIA MARKET OPPORTUNITY				
Region	**# Plants**	**Capacity(KMT)**	**Market Size**	**ASP**
North America	272	90,414	$461,365,068	$1,696,195
South America	111	50,709	223,819,892	2,016,395
Europe	92	43,421	196,725,236	2,138,318
MEA	79	34,684	167,939,378	2,125,815
Asia	48	25,903	110,156,310	2,294,923
India	51	26,492	114,916,456	2,253,264
China	70	28,482	133,411,166	1,905,874
Oceania	12	4,133	21,009,538	1,750,795
Total	**735**	**304,238**	**$1,429,343,04**	**$1,944,684**

Recurring TAM

Market Growth	$ 156,957
Maintenance Cost	343,586
Replacement Cost	337,688
Total	**$ 838,231**

Sources:
(1) Lucintel – Global Fertilizers Industry and Management estimates
(2) Statista and Management estimates



Emerging Markets

Chemicals: Urea

$5 Billion+ New Addressable Markets

Desal
$50M

Gas Processing
$627M

Pipelines
$1.05B

Fracking
$1.4B

Ammonia
$1.43B

Urea
$399M

Annual Recurring TAM ~ $4B



Urea is Used as a Fertilizer for Crops and as Raw Material for Chemicals

The Market: Urea



Crude Oil
NGLS
Refinery
Gathering Station
Raw Gas
Gas Processing
Sweet Gas
Pipeline Gas 2% CO2
0% CO2
Residential & Commercial
Electric Power generation
Industrial (Syngas)
Gasification (Syngas)
Urea
Hydrogen
SynFuel
Chemicals for Fertilizers
Phosphoric Acid, Sulfuric Acid...)

The Solution: Leveraging Co-location of Ammonia & Urea


E 540 Rd
Ammonia Plant
Urea Plant

Outside Tulsa, Oklahoma

[Energy Savings]

+

[Eliminating Pump Failures]

Market Opportunity


Europe
$48M
N.America
$154M
MEA
$46M
Asia
$110M
China
$31M
India
$40M
Oceania
$3M
S.America
$50M
Global Market
$399M

There are Over 664 Applicable Plants Worldwide

$5 Billion+ New Addressable Markets


Desal
$50M
Gas Processing
$627M
Pipelines
$1.05B
Fracking
$1.4B
Ammonia
$1.43B
Urea
$399M
Annual Recurring
TAM ~ $4B

Conclusion

- Strong Balance Sheet & Strong Management Team
- Proven Ability to Disrupt and Dominate a Global Market
- Vibrant Innovation Engine
- Diversification Well Underway
  - 3 years into a 5-year initiative
  - Disruptive Value Propositions
  - Massive Addressable Markets (100x Growth)

Growth & Success Is Inevitable.

energy recovery™

Thank You

Questions & Answers